FBR Securitization Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Agency Status	Loans	Balance	Balance	Coupon	Score	LTV
Conforming	4,620	831,903,774.57	100.00	7.531	634	80.82

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV
Adjustable	4,104	757,504,404.11	91.06	7.548	633	81.21
Balloon	1	152,541.80	0.02	8.625	624	85.00
Fixed	515	74,246,828.66	8.92	7.353	642	76.83

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV
15 Year Fixed	31	3,310,905.71	0.40	7.246	635	70.07
20 Year Fixed	25	2,233,011.00	0.27	7.427	642	68.03
2/28 ARM	3,276	589,766,917.07	70.89	7.702	623	81.18
2/28 ARM — IO - 60 month	570	131,017,978.14	15.75	6.809	678	80.34
30 Year Fixed	440	65,064,992.01	7.82	7.390	641	77.65
3/27 ARM	206	26,615,046.76	3.20	7.954	621	85.82
3/27 ARM — IO - 60 month	28	5,463,005.73	0.66	7.049	678	81.07
5/25 ARM	13	2,427,343.75	0.29	7.421	671	87.87
5/25 ARM — IO - 60 month	10	1,879,720.00	0.23	6.918	670	78.55
6 Month ARM	1	334,392.66	0.04	6.500	752	83.75
Balloon 30/15	1	152,541.80	0.02	8.625	624	85.00
Fixed 10yr	4	363,801.30	0.04	6.767	637	60.12
Fixed 30yr — IO - 60 month	15	3,274,118.64	0.39	6.746	670	75.23

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV
1st	4,620	831,903,774.57	100.00	7.531	634	80.82

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV
Interest Only	623	141,634,822.51	17.03	6.818	677	80.23
Non-Interest Only	3,997	690,268,952.06	82.97	7.677	625	80.95

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV
0.01 - 50,000.00	94	4,253,104.85	0.51	8.430	591	72.53
50,000.01 - 100,000.00	814	63,101,968.93	7.59	8.072	611	80.98
100,000.01 - 150,000.00	1,132	142,245,004.44	17.10	7.751	626	81.56
150,000.01 - 200,000.00	897	156,896,838.30	18.86	7.612	628	81.45
200,000.01 - 250,000.00	667	149,647,231.34	17.99	7.428	636	79.95
250,000.01 - 300,000.00	533	146,365,844.57	17.59	7.324	641	80.61
300,000.01 - 350,000.00	314	101,554,889.67	12.21	7.264	642	81.01
350,000.01 - 400,000.00	108	40,023,773.08	4.81	7.315	655	80.84
400,000.01 - 450,000.00	32	13,752,306.94	1.65	7.278	657	80.73
450,000.01 - 500,000.00	24	11,339,983.67	1.36	7.596	645	79.66
500,000.01 - 550,000.00	3	1,579,683.56	0.19	8.294	638	68.63
550,000.01 - 600,000.00	2	1,143,145.22	0.14	8.142	650	80.00

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

Min: $3,593.65
Max: $593,023.17
Average: $180,065.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV
4.501 - 5.000	1	189,771.27	0.02	4.990	783	57.51
5.001 - 5.500	11	2,397,450.91	0.29	5.421	711	71.61
5.501 - 6.000	131	30,950,312.73	3.72	5.910	684	75.25
6.001 - 6.500	327	72,247,646.21	8.68	6.379	678	78.74
6.501 - 7.000	945	190,185,063.54	22.86	6.871	663	79.71
7.001 - 7.500	832	156,373,083.73	18.80	7.343	646	80.65
7.501 - 8.000	1,107	193,008,706.18	23.20	7.846	618	81.75
8.001 - 8.500	495	79,264,774.30	9.53	8.326	594	83.22
8.501 - 9.000	479	68,823,161.92	8.27	8.825	577	83.41
9.001 - 9.500	152	21,336,711.94	2.56	9.314	573	83.32
9.501 - 10.000	104	12,671,352.08	1.52	9.844	567	79.41
10.001 - 10.500	21	2,651,412.44	0.32	10.363	556	81.64
10.501 - 11.000	12	1,431,049.82	0.17	10.770	561	80.60
11.001 - 11.500	1	86,389.73	0.01	11.125	565	95.00
11.501 - 12.000	2	286,887.77	0.03	11.782	671	89.33

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

Min: 4.990%
Max: 11.990%
Weighted Average: 7.531%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
10.01 - 15.00	2	89,945.15	0.01	9.400	506	12.55
15.01 - 20.00	4	346,643.48	0.04	7.434	654	18.41
20.01 - 25.00	5	429,490.49	0.05	7.150	560	22.66
25.01 - 30.00	16	1,516,445.02	0.18	7.229	615	27.90
30.01 - 35.00	11	1,406,221.07	0.17	7.718	628	32.93
35.01 - 40.00	19	2,092,785.07	0.25	7.064	602	38.68
40.01 - 45.00	26	3,420,942.04	0.41	7.862	572	42.93
45.01 - 50.00	38	4,991,394.61	0.60	7.210	593	48.12
50.01 - 55.00	41	7,133,734.54	0.86	7.369	597	53.17
55.01 - 60.00	80	14,688,256.00	1.77	7.625	591	57.88
60.01 - 65.00	105	18,103,209.66	2.18	7.641	589	63.36
65.01 - 70.00	131	23,478,608.85	2.82	7.751	590	68.74
70.01 - 75.00	216	36,899,599.21	4.44	7.738	593	74.24
75.01 - 80.00	2,264	443,187,922.80	53.27	7.236	662	79.88
80.01 - 85.00	599	105,104,426.19	12.63	7.919	588	84.64
85.01 - 90.00	632	109,267,466.32	13.13	7.962	606	89.56
90.01 - 95.00	147	22,873,071.20	2.75	7.951	621	94.63
95.01 - 100.00	284	36,873,612.87	4.43	8.062	645	99.87

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

Min: 10.87%
Max: 100.00%
Weighted Average: 80.82%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
10.01 - 15.00	2	89,945.15	0.01	9.400	506	12.55
15.01 - 20.00	4	346,643.48	0.04	7.434	654	18.41
20.01 - 25.00	5	429,490.49	0.05	7.150	560	22.66
25.01 - 30.00	15	1,314,445.02	0.16	7.464	601	27.60
30.01 - 35.00	11	1,406,221.07	0.17	7.718	628	32.93
35.01 - 40.00	19	2,092,785.07	0.25	7.064	602	38.68
40.01 - 45.00	27	3,622,942.04	0.44	7.742	578	42.20
45.01 - 50.00	37	4,942,746.61	0.59	7.217	592	48.14
50.01 - 55.00	41	7,133,734.54	0.86	7.369	597	53.17
55.01 - 60.00	79	14,571,429.70	1.75	7.609	592	57.88
60.01 - 65.00	105	18,103,209.66	2.18	7.641	589	63.36
65.01 - 70.00	129	22,874,266.87	2.75	7.750	589	68.67
70.01 - 75.00	207	34,901,728.06	4.20	7.748	591	74.30
75.01 - 80.00	451	79,223,310.74	9.52	7.627	608	79.37
80.01 - 85.00	518	93,355,654.61	11.22	7.863	589	84.61
85.01 - 90.00	660	117,656,421.62	14.14	7.910	609	88.56
90.01 - 95.00	341	62,471,487.59	7.51	7.742	633	86.14
95.01 - 100.00	1,962	366,244,796.45	44.02	7.234	671	82.04
100.01 >=	7	1,122,515.80	0.13	7.032	676	87.43

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

Min: 10.87%
Max: 160.00%
Weighted Average: 89.58%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV
<= 0	8	1,006,708.31	0.12	8.142	0	52.95
461 - 480	2	209,069.38	0.03	8.763	479	67.91
481 - 500	23	3,204,992.58	0.39	8.450	498	72.81
501 - 520	277	42,700,261.76	5.13	8.504	511	76.24
521 - 540	342	53,941,802.95	6.48	8.311	531	80.44
541 - 560	294	48,193,744.23	5.79	8.119	550	80.43
561 - 580	288	47,467,608.59	5.71	8.095	570	81.57
581 - 600	349	58,011,733.93	6.97	7.819	591	81.70
601 - 620	394	66,820,762.21	8.03	7.620	611	81.77
621 - 640	528	98,905,272.30	11.89	7.454	631	82.07
641 - 660	547	106,489,991.37	12.80	7.280	650	80.90
661 - 680	512	98,396,171.56	11.83	7.173	670	80.70
681 - 700	389	74,557,213.63	8.96	7.158	690	81.17
701 - 720	263	51,556,524.23	6.20	7.132	709	81.00
721 - 740	175	35,221,758.81	4.23	6.982	730	80.76
741 - 760	116	23,937,427.63	2.88	6.804	750	80.38
761 - 780	81	15,104,538.32	1.82	7.092	770	81.92
781 - 800	27	5,127,281.30	0.62	6.913	789	77.57
801 - 820	5	1,050,911.48	0.13	6.664	809	81.66

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

Min: 479
Max: 817
Weighted Average: 634

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Original Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV
120	5	412,052.43	0.05	7.043	639	64.67
180	32	3,463,447.51	0.42	7.307	635	70.73
240	25	2,233,011.00	0.27	7.427	642	68.03
360	4,558	825,795,263.63	99.27	7.532	634	80.91

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

Min: 120
Max: 360
Weighted Average: 359

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV
Stated	2,376	466,044,972.32	56.02	7.518	654	79.04
Full	1,945	307,515,823.05	36.97	7.597	604	83.54
12 mo Bank Statements	278	54,669,905.96	6.57	7.273	625	80.90
6 mo Bank Statements	21	3,673,073.24	0.44	7.438	622	78.00

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV
OwnerOcc	4,219	765,701,926.01	92.04	7.504	631	80.93
Rental	351	58,203,497.30	7.00	7.853	659	78.66
2nd Home	50	7,998,351.26	0.96	7.757	685	86.57

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV
Purchase	2,382	440,088,203.40	52.90	7.422	662	82.03
CashOut Refi	2,145	375,989,067.57	45.20	7.655	601	79.48
NoCash Refi	88	14,900,237.86	1.79	7.594	625	79.40
Const-Perm	5	926,265.74	0.11	8.085	609	78.69

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV
Single Family	3,107	517,039,521.13	62.15	7.586	625	80.97
PUD	490	93,406,626.51	11.23	7.511	633	82.01
Duplex	382	90,187,946.31	10.84	7.364	653	79.27
Condo	403	69,532,977.61	8.36	7.301	662	81.53
3-4 Unit	183	52,741,627.07	6.34	7.593	656	78.50
Townhouse	46	7,782,057.33	0.94	7.719	602	83.76
Modular	8	1,152,013.79	0.14	7.264	612	82.78
Manufactured	1	61,004.82	0.01	8.150	629	75.00

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV
A	4,227	770,267,423.18	92.59	7.469	640	81.60
B	206	32,093,849.56	3.86	8.287	548	74.75
C	187	29,542,501.83	3.55	8.334	565	67.25

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV
0	1,063	180,151,258.75	21.66	7.841	625	81.34
6	102	16,350,778.33	1.97	7.672	637	81.02
12	642	151,579,865.12	18.22	7.251	649	78.93
18	26	5,539,059.52	0.67	7.275	621	80.00
24	1,995	352,785,604.69	42.41	7.470	634	80.83
30	53	8,110,294.33	0.97	7.565	598	78.49
36	739	117,386,913.83	14.11	7.588	628	82.63

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

Loans with Penalty: 78.34%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV
California	716	165,520,559.15	19.90	7.216	642	77.85
New York	463	111,164,849.12	13.36	7.229	647	77.68
Florida	538	84,476,699.37	10.15	7.594	639	82.23
Illinois	339	66,037,192.55	7.94	7.506	630	81.81
New Jersey	188	45,520,659.99	5.47	7.624	638	81.97
Georgia	211	29,610,173.97	3.56	7.873	624	82.52
Maryland	139	27,150,511.95	3.26	7.877	616	80.95
Nevada	124	26,154,927.78	3.14	7.225	653	79.91
Virginia	122	25,473,255.38	3.06	7.653	647	81.40
Massachusetts	92	22,850,859.70	2.75	7.583	630	79.82
Texas	193	19,913,113.68	2.39	7.717	627	81.82
Arizona	107	16,776,536.89	2.02	7.700	620	81.74
Connecticut	91	15,164,845.31	1.82	7.661	638	81.38
Washington	80	13,642,302.84	1.64	7.384	628	81.49
Michigan	92	12,723,165.14	1.53	8.145	609	86.83
Alabama	111	12,584,666.47	1.51	8.036	626	86.08
Colorado	70	12,078,494.43	1.45	7.311	632	82.65
Missouri	94	11,122,123.83	1.34	8.309	599	83.69
Pennsylvania	68	10,214,624.79	1.23	7.920	597	83.46
Indiana	95	9,904,283.88	1.19	8.039	607	87.59
Oregon	52	8,608,937.85	1.03	7.305	648	81.06
Rhode Island	35	6,775,703.00	0.81	7.574	638	80.96
Utah	43	6,511,913.94	0.78	7.584	632	84.00
North Carolina	61	6,314,736.17	0.76	8.199	606	84.08
Minnesota	34	6,209,509.03	0.75	7.337	635	84.40
Ohio	34	5,034,041.67	0.61	7.882	622	81.98
Tennessee	50	5,002,635.70	0.60	8.196	583	86.45
New Mexico	44	4,968,509.99	0.60	7.939	630	82.07
Kansas	46	4,806,182.14	0.58	7.985	601	84.22
Kentucky	31	3,452,184.59	0.41	8.176	589	89.76
Wisconsin	27	3,397,864.77	0.41	7.923	617	83.84
Idaho	27	3,226,212.14	0.39	7.860	609	83.51
Arkansas	25	2,876,662.80	0.35	7.953	604	90.45
Delaware	20	2,761,824.49	0.33	7.748	600	83.81
New Hampshire	13	2,755,303.53	0.33	7.843	596	80.76
Maine	15	2,706,301.85	0.33	7.587	618	79.27
Nebraska	20	2,593,862.64	0.31	7.935	615	81.48
South Carolina	19	2,213,466.89	0.27	8.068	622	84.40
Hawaii	9	2,142,817.63	0.26	7.606	602	74.82
Louisiana	16	2,097,508.66	0.25	7.935	614	86.68
Vermont	11	1,967,977.91	0.24	8.011	635	81.11
Mississippi	10	1,383,468.80	0.17	8.309	597	90.35
West Virginia	11	1,247,635.11	0.15	8.293	622	86.95
Oklahoma	9	956,185.05	0.11	7.777	618	83.07
District of Columbia	4	918,325.61	0.11	8.068	572	78.84
Montana	7	816,713.18	0.10	7.692	606	83.82
Iowa	7	805,605.85	0.10	8.534	603	87.45
Alaska	2	625,308.40	0.08	7.554	703	80.00
Wyoming	3	329,031.73	0.04	7.337	604	80.00
South Dakota	1	168,000.00	0.02	6.750	690	80.00
North Dakota	1	145,497.23	0.02	7.750	639	80.00

Total:	4,620	831,903,774.57	100.00	7.531	634	80.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
12.001 - 12.500	8	1,838,480.26	0.24	5.647	713	78.27
12.501 - 13.000	103	25,003,929.44	3.30	5.911	684	78.59
13.001 - 13.500	271	62,113,973.59	8.20	6.381	680	79.61
13.501 - 14.000	839	172,879,877.68	22.82	6.873	665	79.99
14.001 - 14.500	763	145,825,660.87	19.25	7.342	645	80.73
14.501 - 15.000	1,003	178,928,001.07	23.62	7.844	617	81.85
15.001 - 15.500	441	72,955,209.77	9.63	8.328	593	83.61
15.501 - 16.000	419	62,726,211.07	8.28	8.826	577	83.43
16.001 - 16.500	138	19,768,854.86	2.61	9.319	572	83.45
16.501 - 17.000	90	11,378,815.43	1.50	9.839	565	79.40
17.001 - 17.500	17	2,425,451.87	0.32	10.372	554	81.15
17.501 - 18.000	9	1,286,660.70	0.17	10.755	558	79.75
18.001 - 18.500	1	86,389.73	0.01	11.125	565	95.00
18.501 - 19.000	2	286,887.77	0.04	11.782	671	89.33

Total:	4,104	757,504,404.11	100.00	7.548	633	81.21

Min: 12.375%
Max: 18.990%
Weighted Average: 14.548%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
5.001 - 5.500	7	1,504,087.60	0.20	5.457	704	77.05
5.501 - 6.000	103	25,003,929.44	3.30	5.911	684	78.59
6.001 - 6.500	272	62,448,366.25	8.24	6.382	680	79.64
6.501 - 7.000	839	172,879,877.68	22.82	6.873	665	79.99
7.001 - 7.500	763	145,825,660.87	19.25	7.342	645	80.73
7.501 - 8.000	1,003	178,928,001.07	23.62	7.844	617	81.85
8.001 - 8.500	441	72,955,209.77	9.63	8.328	593	83.61
8.501 - 9.000	419	62,726,211.07	8.28	8.826	577	83.43
9.001 - 9.500	138	19,768,854.86	2.61	9.319	572	83.45
9.501 - 10.000	90	11,378,815.43	1.50	9.839	565	79.40
10.001 - 10.500	17	2,425,451.87	0.32	10.372	554	81.15
10.501 - 11.000	9	1,286,660.70	0.17	10.755	558	79.75
11.001 - 11.500	1	86,389.73	0.01	11.125	565	95.00
11.501 - 12.000	2	286,887.77	0.04	11.782	671	89.33

Total:	4,104	757,504,404.11	100.00	7.548	633	81.21

Min: 5.375%
Max: 11.990%
Weighted Average (>0): 7.548%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
1.000	11	2,121,006.92	0.28	7.426	612	81.86
1.500	4,093	755,383,397.19	99.72	7.548	633	81.21

Total:	4,104	757,504,404.11	100.00	7.548	633	81.21

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements

Preliminary Conforming Strats Friedman Billings Ramsey	4,620 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
1.000	11	2,121,006.92	0.28	7.426	612	81.86
1.500	4,093	755,383,397.19	99.72	7.548	633	81.21

Total:	4,104	757,504,404.11	100.00	7.548	633	81.21

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
3.001 - 3.500	1	520,000.00	0.07	6.875	666	80.00
3.501 - 4.000	11	2,530,603.50	0.33	6.287	679	79.80
4.001 - 4.500	160	34,398,607.94	4.54	6.505	666	80.01
4.501 - 5.000	431	93,122,718.67	12.29	6.804	658	80.74
5.001 - 5.500	628	133,859,832.33	17.67	6.840	666	80.03
5.501 - 6.000	706	138,123,082.52	18.23	7.240	648	80.08
6.001 - 6.500	824	149,589,676.68	19.75	7.745	622	81.40
6.501 - 7.000	548	90,255,384.29	11.91	8.129	605	83.01
7.001 - 7.500	444	67,938,135.95	8.97	8.691	584	83.48
7.501 - 8.000	200	27,069,758.03	3.57	9.051	575	84.15
8.001 - 8.500	104	14,298,533.27	1.89	9.615	578	79.65
8.501 - 9.000	32	3,804,474.94	0.50	10.128	565	81.69
9.001 - 9.500	11	1,567,687.31	0.21	10.641	553	80.05
9.501 - 10.000	2	139,020.91	0.02	11.074	549	93.11
10.001 - 10.500	2	286,887.77	0.04	11.782	671	89.33

Total:	4,104	757,504,404.11	100.00	7.548	633	81.21

Min (>0): 3.310%
Max: 10.490%
Weighted Average (>0): 6.059%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements